Shareholders' equity	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Shareholders' equity
14. Shareholders’ equity
As of June 30, 2023 and December 31, 2022, the total number of ordinary shares of Immatics N.V. outstanding is 80,397,851 and 76,670,699 with a par value of €0.01, respectively.
During the three months ended June 30, 2023, the Group issued 3.7 million shares under the ATM agreement with SVB Securities LLC and collected a gross amount of €38.6 million less transaction costs of €1.2 million, resulting in an increase in share capital of €37 thousand and share premium of €37.4 million. Additionally, the number of ordinary shares increased during the six months ended June 30, 2023, due to exercised share options
from the Group’s equity incentive plan.
Other reserves are related to accumulated foreign currency translation amounts associated with the Group’s U.S. operations.